Consolidated Statements of Comprehensive Loss (Unaudited) - Scenario, Unspecified [Domain] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2014	Dec. 28, 2013	Dec. 29, 2012
Debt Modification and Extinguishment Expense	$ (15,725)	$ (3,334)	$ 0
Net income (loss)	(119,240)	(24,967)	(26,038)
Other comprehensive income (loss)
Currency translation	(45,277)	12,731	2,287
Employee postretirement benefits	(15,279)	(738)	(19,912)
Cash flow hedge adjustments	0	0	0
Total other comprehensive income (loss)	(60,556)	11,993	(17,625)
Income tax (provision) benefit	132	(5,302)	(15)
Total other comprehensive income (loss)	(60,424)	6,691	(17,640)
Comprehensive income (loss)	(179,664)	(18,276)	(43,678)
Less: Comprehensive income (loss) attributable to noncontrolling interest and redeemable noncontrolling interest	(13,309)	(6)	0
Comprehensive income (loss) attributable to AVINTIV Specialty Materials Inc.	$ (166,355)	$ (18,270)	$ (43,678)